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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (date of earliest event reported) June 3, 2001

                         Commission file number: 0-20490

                        THE CARBIDE/GRAPHITE GROUP, INC.

             (Exact name of registrant as specified in its charter)

              Delaware                                     57-1575609
     (State or other jurisdiction of                    (I.R.S. Employer
     incorporation or organization)                     Identification No.)

                         One Gateway Center, 19th Floor
                              Pittsburgh, PA 15222
                    (Address of principal executive offices)

                                 (412) 562-3700
              (Registrant's telephone number, including area code)









                                      None
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           (former name or former address, if changed since last year)


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ITEMS 1, 2, 3, 4, 6, 8 AND 9

         Not applicable.

ITEM 5. OTHER EVENTS

         On June 3, 2001, the Registrant issued a press release announcing a comprehensive financial restructuring designed to stabilize its financial condition and provide it with the capital needed to complete its previously-announced hydrodesulfurization project for its needle coke affiliate, Seadrift Coke, L.P. A copy of the press release is attached as an exhibit to this report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
         Not Applicable

(b)      PRO FORMA FINANCIAL INFORMATION
         Not Applicable

(c)      EXHIBIT NO.
         99.1     Press Release Dated June 3, 2001



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          THE CARBIDE/GRAPHITE GROUP, INC.

                                     By:  /s/  Walter B. Fowler
                                          --------------------------------------
                                                Walter B. Fowler -
                                                Chief Executive Officer


Dated:   June 3, 2001


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                                  EXHIBIT INDEX

            EXHIBIT
              NO.            DESCRIPTION
            -------          ---------------
              99.1           Press Release Dated June 3, 2001